UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2013

Vestin Realty Mortgage I, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51964	20-4028839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 WEST SUNSET ROAD, SUITE 200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Vestin Realty Mortgage I, Inc. (the “Company,” or “VRTA”) hereby amends the Current Report on Form 8-K filed on May 7, 2014 to provide the required financial information relating to completing the exchange of their interests in certain parking and storage properties held by VRTA and Vestin Realty Mortgage II, Inc. (“VRTB”) for interests in certain office buildings held by MVP REIT, Inc. (“MVP”), as described in such Current Report.

Item 9.01 Financial Statements and Exhibits.

The following financial statements are being filed in connection with the acquisition of certain Properties as described in Item 2.01 as required by Sections 210.3-14 and 210.11-01 of Regulation S-X.

(a)	Financial Statements of Properties Acquired
Report of Independent Registered Public Accounting Firm
Combined Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013
Notes to the Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013

(b)	Unaudited Pro Forma Financial Information
Pro Forma Consolidated Balance Sheet as of March 31, 2014
Pro Forma Consolidated Statement of Operations (unaudited) for the Three Months Ended March 31, 2014
Pro Forma Consolidated Statement of Operations (unaudited) for the Year Ended December 31, 2013

(c)	Shell Company Transactions
None

(d)	Exhibits
None

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Vestin Realty Mortgage I, Inc.

We have audited the accompanying combined statement of revenues and certain operating expenses for combined office buildings previously held by MVP REIT, Inc. (the “Properties”) as of December 31, 2013. The Properties’ management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Properties are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined statement of revenues and certain operating expenses referred to above present fairly, in all material respects, of the combined office buildings previously held by MVP REIT, Inc. as of December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ De Joya Griffith, LLC

Henderson, Nevada

July 17, 2014

Combined Office Buildings
Previously held by MVP REIT, Inc.
Combined Statement of Revenues and Certain Operating Expenses
For the Three Months ended March 31, 2014
(Unaudited)

Revenues:
Revenue	$588,706
Total revenues	588,706
Certain operating expenses:
Association fees	22,996
Insurance	2,851
Management fees	32,281
Porter fees	5,635
Repairs	7,213
Security expense	2,642
Taxes	17,290
Utilities	21,067
Total certain operating expenses	111,975
Revenues in excess of certain operating expenses	$476,731

See Accompanying Notes to Statement of Revenues and Certain Operating Expenses.

Combined Office Buildings
Previously held by MVP REIT, Inc.
Combined Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2013

Revenues:
Revenue	$2,100,917
Total revenues	2,100,917
Certain operating expenses:
Association fees	54,018
Insurance	19,150
Management fees	95,711
Porter fees	21,341
Repairs	31,840
Security expense	11,210
Taxes	72,577
Utilities	64,097
Total certain operating expense	369,944
Revenues in excess of certain operating expenses	$1,730,973

See Accompanying Notes to Statement of Revenues and Certain Operating Expenses.

Combined Office Buildings
Previously held by MVP REIT, Inc.
Notes to Statement of Revenues and Certain Operating Expenses
For the Three Months Ended March 31, 2014 (unaudited)
And the Year Ended December 31, 2013

1.	BUSINESS

On April 30, 2014, we acquired four two-story, 87.90% occupied by professional tenants, 88,000 square-foot office buildings built in 2008 in Las Vegas, Nevada located at 8860 W. Sunset Road, 8925 W. Post Road, 8905 W. Post Road and 8945 W. Post Road (the “Properties”). The lease terms range from 4 to 10 years remaining on its leases. The $11 million net asset acquisition closed on April 30, 2014.

2.	BASIS OF PRESENTATION

The combined statements of revenues and certain operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC"), including Rule 3-14 of Regulation S-X. Accordingly, the accompanying combined statements of revenues and certain operating expenses is not intended to be a complete presentation of the Properties' revenues and expenses, and certain expenses such as depreciation, amortization, and interest expenses are not reflected in the combined statements of revenue and certain operating expenses in accordance with Rule 3-14. Consequently, the combined statements of revenues and certain operating expenses for the periods presented is not representative of the actual operations for the periods presented, as certain expenses which may not be in the proposed future operations of the Properties have been excluded. The combined statements of revenues and certain operating expenses have been prepared on the accrual basis of accounting.

The unaudited combined statement of revenues and certain operating expenses for the three months ended March 31, 2014 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The unaudited combined statement of revenues and certain operating expenses for the three months ended March 31, 2014 is not necessarily indicative of the expected results for the entire year ended December 31, 2014.

A combined statement of revenues and certain operating expenses is being presented for the most recent year available instead of the three most recent years based on due diligence of the Properties conducted by the Company, management is not aware of any material factors relating to the Properties that would cause this financial information to not be indicative of future operating results.

3.	REVENUE

The Properties lease office space to ten (10) tenants under triple net leases. All leases are accounted for as non-cancelable operating leases. The Properties recognize rental revenue on a straight-line basis over the term of the lease. Rental income related to the leases is recognized on an accrual basis in accordance with the terms of the leases. The leases are leased with terms of generally four (4) to ten (10) years. Advanced receipts of rental income are deferred and classified as liabilities until earned.

4.	USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management makes significant estimates regarding revenue recognition and purchase price allocations to record investments in real estate, as applicable.

5.	REPAIRS AND MAINTENANCE

Significant improvements, renovations or betterments that extend the economic useful life of the asset are capitalized. Expenditures for repairs and maintenance are expensed to operations as incurred.

6.	SUBSEQUENT EVENTS

Subsequent to March 31, 2014 and through July 22, 2014, management did not identify any subsequent events requiring additional disclosure.

Vestin Realty Mortgage I, Inc.
Pro Forma Financial Information

On April 30, 2014, we and VRTB acquired four two-story, 87.90% occupied by professional tenants, 88,000 square-foot office buildings built in 2008 in Las Vegas, Nevada located at 8860 W. Sunset Road, 8925 W. Post Road, 8905 W. Post Road and 8945 W. Post Road (the “Properties”). The lease terms range from 4 to 10 years remaining on its leases. The $11 million net asset acquisition closed on April 30, 2014.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014, the accompanying Unaudited Consolidated Statement of Operations for the three months ended March 31, 2014 and the accompanying Unaudited Consolidated Statement of Operations for the year ended December 31, 2013 present the results of operations of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements had been completed on January 1, 2013.

The accompanying Unaudited Pro Forma Consolidated Financial Statements are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the Unaudited Pro Forma Consolidated Financial Statements include pro forma allocations of the purchase price for the properties discussed in the accompanying notes based upon preliminary estimates of the fair values of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Vestin Realty Mortgage I, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2014

	VRTA	Pro Forma Adjustments	Pro Forma
	(A)	(B)
ASSETS
Cash and cash equivalents (C)	$8,312,000	$(101,000)	$8,211,000
Investment in marketable securities – related party	1,326,000	--	1,326,000
Interest and other receivables, net of allowance	3,000	--	3,000
Notes receivable, net of allowance	--	--	--
Real estate owned held for sale	320,000	--	320,000
Real estate loans, net of allowance for loan loss	4,109,000	--	4,109,000
Investment in equity method investee (D)	--	3,022,000	3,022,000
Investment in equity method investee–held for sale (E)	2,710,000	(2,710,000)	--
Assets held for sale	4,021,000	--	4,021,000
Other assets	45,000	--	45,000
Total assets	$20,846,000	$211,000	$21,057,000

Liabilities
Accounts payable and accrued liabilities	$74,000	$--	$74,000
Due to related parties	37,000	--	37,000
Liabilities related to assets held for sale	53,000	--	53,000
Total liabilities	164,000	--	164,000

Stockholders’ equity
Preferred stock	--	--	--
Common stock	1,000	--	1,000
Additional paid-in capital	60,062,000	--	60,062,000
Accumulated deficit (F)	(40,561,000)	211,000	(40,350,000)
Accumulated other comprehensive income	144,000	--	144,000
Total stockholders’ equity	19,646,000		19,857,000
Non-controlling interest	1,036,000	--	1,036,000
Total stockholders’ equity	20,682,000	211,000	20,893,000
Total liabilities and stockholders’ equity	$20,846,000	$211,000	$21,057,000

See notes to pro forma consolidated financial statements.

Vestin Realty Mortgage I, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2014

	VRTA	Pro Forma Adjustments	Pro Forma
	(A)	(B)
Revenue:
Interest income from investment in real estate loans	$81,000	$--	$81,000
Total revenue	81,000	--	81,000
Operating expenses:
Management fees – related party	69,000	--	69,000
Impairment of MVP Realty Advisors	411,000	--	411,000
Acquisition expense	1,000	--	1,000
Professional fees	84,000	--	84,000
Consulting fees	25,000	--	25,000
Insurance	53,000	--	53,000
Other	27,000	--	27,000
Total operating expenses	670,000	--	670,000
Loss from operations	(589,000)	--	(589,000)
Income from investment in equity method investee	--	38,000	38,000
Net income (loss)	$(589,000)	$38,000	$(551,000)

See notes to pro forma consolidated financial statements.

Vestin Realty Mortgage I, Inc.
Pro forma Consolidated Statement of Operations for the
Year Ended December 31, 2013

	VRTA	Pro Forma Adjustments	Pro Forma
	(A)	(B)
Revenue:
Interest income from investment in real estate loans	$815,000	$--	$815,000
Gain related to pay off of real estate loan, including recovery of allowance for loan loss	421,000	--	421,000
Gain related to pay off of notes receivable, including recovery of allowance for notes receivable	657,000	--	657,000
Total revenue	1,893,000	--	1,893,000
Operating expenses:
Management fees – related party	276,000	--	276,000
Provision for loan loss	588,000	--	588,000
Impairment of MVP Realty Advisors	140,000	--	140,000
Acquisition expense	15,000	--	15,000
Interest expense	4,000	--	4,000
Professional fees	437,000	--	437,000
Consulting fees	95,000	--	95,000
Insurance	215,000	--	215,000
Other	91,000	--	91,000
Total operating expenses	1,861,000	--	1,861,000
Income from operations	32,000	--	32,000
Income from investment in equity method investee	--	242,000	242,000
Net income	$32,000	$242,000	$274,000

See notes to pro forma consolidated financial statements.

Vestin Realty Mortgage I, Inc.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

A.
Reflects the Company’s balance sheet as of March 31, 2014 and the statements of operations for the year ended December 31, 2013 and the three months ended March 31, 2014. Please refer to the Company’s historical financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

B.
Figures reflect the financial position as of April 30, 2014 and the results of the operations for the year ended December 31, 2013 and for the period from January 1, 2014 through March 31, 2014, unless otherwise noted.

C.	Cash consideration paid to MVP REIT, Inc. in addition to interests in certain parking and storage properties held by VRTA and cash received through asset transfer.
D.	Amounts representing our investment by applying the equity method which reflects our 28% ownership in the Properties.
E.	Amounts representing the assets and related liabilities of parking facilities paid as part of consideration for acquisition of four two-story office buildings.
F.	Gain recorded due to the property exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 22, 2014

Vestin Realty Mortgage I, Inc.

By: __/S/ Tracee Gress____
        Tracee Gress
        Chief Financial Officer